UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2020

SPARTAN ENERGY ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38625	82-3100340
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9 West 57th Street, 43rd Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 258-0947

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	SPAQ.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	SPAQ	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	SPAQ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Business Combination Agreement and Plan of Reorganization

On July 10, 2020, Spartan Energy Acquisition Corp., a Delaware corporation (“Spartan”), Spartan Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Spartan (“Merger Sub”), and Fisker Inc., a Delaware corporation (the “Company”), entered into a business combination agreement and plan of reorganization (the “Business Combination Agreement”), pursuant to which Merger Sub will be merged with and into the Company (the “Merger,” together with the other transactions related thereto, the “Proposed Transactions”), with the Company surviving the Merger as a wholly owned subsidiary of Spartan (the “Surviving Corporation”).

Conversion of Securities

Immediately prior to the effective time of the Merger (the “Effective Time”), the Company will cause each share of the Company’s preferred stock (“Company Preferred Stock”) that is issued and outstanding immediately prior to the Effective Time to be automatically converted into a number of shares of the Company’s Class A common stock (“Company Class A Common Stock”) in accordance with the Company’s amended and restated certificate of incorporation dated December 10, 2018 (the “Company Charter”), and each converted share of Company Preferred Stock will no longer be outstanding and will cease to exist, such that each holder of Company Preferred Stock will thereafter cease to have any rights with respect to such securities.

Also immediately prior to the Effective Time, the Company will cause the outstanding principal and accrued but unpaid interest due on the Company’s outstanding convertible notes (“Company Convertible Notes”) immediately prior to the Effective Time to be automatically converted into a number of shares of Company Class A Common Stock in accordance with the terms of such Company Convertible Notes, and such converted Company Convertible Notes will no longer be outstanding and will cease to exist.

Also immediately prior to the Effective Time, the Company will cause the convertible equity security of the Company (the “Company Convertible Equity Security”) that is issued and outstanding immediately prior to the Effective Time to be automatically converted into 5,882,352 shares of Company Class A Common Stock. The Company Convertible Equity Security that is converted into shares of Company Class A Common Stock will no longer be outstanding and will cease to exist, and each holder of the Company Convertible Equity Security will thereafter cease to have any rights with respect to such security.

At the Effective Time, by virtue of the Merger and without any action on the part of Spartan, Merger Sub, the Company or the holders of any of the Company’s securities:

(a)	Each share of Company Class A Common Stock issued and outstanding immediately prior to the Effective Time (excluding any shares of Company Class A Common Stock resulting from the conversion of the Company Convertible Equity Security) will be canceled and converted into the right to receive the number of shares of Class A Common Stock, par value $0.0001 per share, of Spartan (“Spartan Class A Common Stock”) equal to the Exchange Ratio. The “Exchange Ratio” means the following ratio (rounded to four decimal places): the quotient obtained by dividing the Company Merger Shares by the Company Outstanding Shares. The “Company Merger Shares” means a number of shares equal to (i) the quotient obtained by dividing (A) $1,750,000,000, as adjusted pursuant to the Business Combination Agreement, by (B) $10.00, minus (ii) the number of shares of Spartan Class A Common Stock ultimately issuable to the holder of the Company Convertible Equity Security, plus (iii) the number of Sponsor Shares (as defined below). The “Company Outstanding Shares” means the total number of shares of Company Common Stock (as defined below) outstanding immediately prior to the Effective Time, expressed on a fully-diluted and as-converted to Company Common Stock basis, and including, without limitation or duplication, the number of shares of Company Class A Common Stock (x) issuable upon conversion of the Company Preferred Stock and Company Convertible Notes, (y) that would be issuable upon conversion of the shares of Company Founders Stock issued and outstanding immediately prior to the Effective Time at the then-effective conversion rate as calculated pursuant to the Company Charter, and (z) subject to unexpired, issued and outstanding the Company Options (as defined below), and excluding the number of shares of Company Class A Common Stock issuable upon conversion of the Company Equity Security;

(b)	Each share of Company Class A Common Stock issued and outstanding immediately prior to the Effective Time resulting from the conversion of the Company Convertible Equity Security will be canceled and converted into the right to receive one share of Spartan Class A Common Stock;

(c)	Each share of the Company’s Class B common stock (together with the Company Class A Common Stock, the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time will be canceled and converted into the right to receive the number of shares of newly authorized Class B Common Stock, par value $0.0001 per share, of Spartan, carrying voting rights in the form of 10 votes per such share (“Spartan Class B Common Stock”) equal to the Exchange Ratio;

(d)	Each share of the Company Founders Stock issued and outstanding immediately prior to the Effective Time will be canceled and converted into the right to receive the number of shares of Spartan Class B Common Stock equal to the product of (rounded up or down to the nearest whole number, with a fraction of 0.5 rounded up) (i) the number of shares of Company Class A Common Stock that would have been issuable upon the conversion of such share of Company Founders Stock at the then-effective conversion rate as calculated pursuant to the Company Charter and (ii) the Exchange Ratio;

(e)	All shares of Company Common Stock, Company Preferred Stock, Company Founders Stock and the Company Convertible Equity Security held in the treasury of the Company will be canceled without any conversion thereof and no payment or distribution will be made with respect thereto;

(f)	Each share of common stock, par value $0.0001 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time will be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, par value $0.00001 per share, of the Surviving Corporation;

(g)	Each unexpired, issued and outstanding option to purchase shares of Company Class A Common Stock, whether or not exercisable and whether or not vested (“Company Option”) that is outstanding immediately prior to the Effective Time, whether vested or unvested, will be converted into an option to purchase a number of shares of Spartan Class A Common Stock (such option, an “Exchanged Option”) equal to the product (rounded up or down to the nearest whole number, with a fraction of 0.5 rounded up) of (i) the number of shares of Company Class A Common Stock subject to such Company Option immediately prior to the Effective Time and (ii) the Exchange Ratio, at an exercise price per share (rounded up or down to the nearest whole cent, with a fraction of $0.005 rounded up) equal to (A) the exercise price per share of such Company Option immediately prior to the Effective Time divided by (B) the Exchange Ratio. Except as specifically provided in the Business Combination Agreement, following the Effective Time, each Exchanged Option will continue to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Company Option immediately prior to the Effective Time; and

(h)	No certificates or scrip or shares representing fractional shares of Spartan Class A Common Stock or Spartan Class B Common Stock will be issued upon the exchange of Company Common Stock or Company Founders Stock. Any fractional shares will be rounded up or down to the nearest whole share of Spartan Class A Common Stock or Spartan Class B Common Stock, as applicable, with a fraction of 0.5 rounded up. No cash settlements will be made with respect to fractional shares.

Proxy Statement

As promptly as practicable after the date of the Business Combination Agreement, Spartan will prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) to be sent to the stockholders of Spartan (the “Spartan Stockholders”) relating to the meeting of the Spartan Stockholders (the “Spartan Stockholders’ Meeting”) to be held to consider (a) approval and adoption of the Business Combination Agreement and the Merger, (b) approval of the issuance of Spartan Class A Common Stock and Spartan Class B Common Stock as contemplated by the Business Combination Agreement and the Subscription Agreements (as defined below), (c) adoption of the second amended and restated certificate of incorporation of Spartan and (d) any other proposals the parties deem necessary to effectuate the Merger (collectively, the “Spartan Proposals”).

Stock Exchange Listing

Spartan will use its reasonable best efforts to cause the shares of Spartan Class A Common Stock to be issued in connection with the Proposed Transactions to be approved for listing on the New York Stock Exchange at the closing of the Merger (the “Closing”). Until the Closing, Spartan will use its reasonable best efforts to keep the Spartan Class A Common Stock and warrants listed for trading on the New York Stock Exchange.

Registration Rights Agreement

In connection with the Closing, that certain Registration Rights Agreement dated August 9, 2018 (the “IPO Registration Rights Agreement”) will be amended and restated and Spartan, certain persons and entities holding securities of Spartan prior to the Closing (the “Initial Holders”) and certain persons and entities receiving Spartan Class A Common Stock or Spartan Class B Common Stock pursuant to the Merger (the “New Holders” and together with the Initial Holders, the “Reg Rights Holders”) will enter into that amended and restated IPO Registration Rights Agreement attached as an exhibit to the Business Combination Agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, Spartan will agree that, within 30 calendar days after the Closing, Spartan will file with the SEC (at Spartan’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Initial Holders and certain of the New Holders (the “Founders Registration Statement”), and Spartan will use its reasonable best efforts to have the Founders Registration Statement declared effective as soon as reasonably practicable after the filing thereof. Additionally, Spartan will agree that, as soon as reasonably practicable after Spartan is eligible to register the Reg Rights Holders’ securities on a registration statement on Form S-3, Spartan will file with the SEC (at Spartan’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the New Holders that were not included on the Founders Registration Statement (the “New Holders Registration Statement”) and Spartan will use its reasonable best efforts to have the New Holders Registration Statement declared effective as soon as reasonably practicable after the filing thereof. In certain circumstances, the Reg Rights Holders can demand up to three underwritten offerings and will be entitled to customary piggyback registration rights.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the form of Registration Rights Agreement, a copy of which is included as Exhibit A to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreements

In connection with the Closing, certain investors in the Company will agree, subject to certain customary exceptions, not to (a) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the SEC promulgated thereunder, any shares of Spartan Class A Common Stock or any shares of Spartan Class B Common Stock held by them immediately after the Effective Time, including any shares of Spartan Class A Common Stock issuable upon conversion of such shares of Spartan Class B Common Stock, or any shares of Spartan Class A Common Stock issuable upon the exercise of options to purchase shares of Spartan Class A Common stock held by them immediately after the effective time of the Merger (“Lock-Up Shares”), (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Lock-Up Shares, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b) (the actions specified in clauses (a)-(c), collectively, “Transfer”) for 180 days after the date of Closing (the “Closing Date”). Thereafter, until the 18 month anniversary of the Closing Date, each of Henrik Fisker and Dr. Geeta Gupta will also agree not to Transfer more than the lesser of (a) such number of Lock-Up Shares resulting in gross proceeds to him or her of $25,000,000 and (b) 10% of the Lock-Up Shares. Thereafter, until the two year anniversary of the Closing Date each of Henrik Fisker and Dr. Geeta Gupta will also agree not to Transfer more than the number of Lock-Up Shares that, together with any amounts Transferred pursuant to the immediately preceding sentence, would constitute 80% of the Lock-Up Shares.

The foregoing description of the Lock-Up Agreements is qualified in its entirety by reference to the full text of the form of Lock-Up Agreement, a copy of which is included as Exhibit B to the Business Combination Agreement, filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Closing

The Closing will occur as promptly as practicable, but in no event later than three business days following the satisfaction or waiver of all of the closing conditions.

Exclusivity

From the date of the Business Combination Agreement and ending on the earlier of (a) the Closing and (b) the termination of the Business Combination Agreement, but only, in the case of Spartan, to the extent not inconsistent with the fiduciary duties of the board of directors of Spartan, the parties will not, and will cause their respective subsidiaries and its and their respective representatives not to, directly or indirectly, (i) enter into, knowingly solicit, initiate or continue any discussions or negotiations with, or knowingly encourage or respond to any inquiries or proposals by, or participate in any negotiations with, or provide any information to, or otherwise cooperate in any way with, any person or other entity or “group” within the meaning of Section 13(d) of the Exchange Act, concerning any sale of any material assets of such party or any of the outstanding capital stock or any conversion, consolidation, liquidation, dissolution or similar transaction involving such party or any of such party’s subsidiaries other than with the other parties to the Business Combination Agreement and their respective representatives (an “Alternative Transaction”), (ii) enter into any agreement regarding, continue or otherwise knowingly participate in any discussions regarding, or furnish to any person any information with respect to, or cooperate in any way that would otherwise reasonably be expected to lead to, any Alternative Transaction or (iii) commence, continue or renew any due diligence investigation regarding any Alternative Transaction; provided that the execution, delivery and performance of the Business Combination Agreement and related documents and the consummation of the transactions contemplated thereby will not be deemed a violation of this provision. Each party will, and will cause its subsidiaries and its and their respective affiliates and representatives to, immediately cease any and all existing discussions or negotiations with any person conducted heretofore with respect to any Alternative Transaction. Each party also agrees that it will promptly request each person (other than the parties hereto and their respective representatives) that has prior to the date thereof executed a confidentiality agreement in connection with its consideration of an Alternative Transaction to return or destroy all confidential information furnished to such person by or on behalf of it prior to the date thereof (to the extent so permitted under, and in accordance with the terms of such confidentiality agreement). If a party or any of its subsidiaries or any of its or their respective representatives receives any inquiry or proposal with respect to an Alternative Transaction at any time prior to the Closing, then such party will promptly (and in no event later than 24 hours after such party becomes aware of such inquiry or proposal) notify such person in writing that such party is subject to an exclusivity agreement with respect to the Proposed Transactions that prohibits such party from considering such inquiry or proposal, but only, in the case of Spartan, to the extent not inconsistent with the fiduciary duties of the board of directors of Spartan.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants of (a) the Company and (b) Spartan and Merger Sub relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization.

Conditions to Closing

Mutual

The obligations of the Company, Spartan and Merger Sub to consummate the Proposed Transactions, including the Merger, are subject to the satisfaction or waiver (where permissible) at or prior to the Effective Time of the following conditions:

(a)	The written consent of the requisite stockholders of the Company in favor of the approval and adoption of the Business Combination Agreement and the Merger and all other transactions contemplated by the Business Combination Agreement (the “Written Consent”) has been delivered to Spartan;

(b)	The Spartan Proposals have been approved and adopted by the requisite affirmative vote of the Spartan Stockholders in accordance with the Proxy Statement, the Delaware General Corporation Law, Spartan’s organizational documents and the rules and regulations of the New York Stock Exchange;

(c)	No governmental authority has enacted, issued, promulgated, enforced or entered any law, rule, regulation, judgment, decree, executive order or award which is then in effect and has the effect of making the Proposed Transactions illegal or otherwise prohibiting consummation of the Proposed Transactions;

(d)	All required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), have been completed and any applicable waiting period (and any extension thereof) applicable to the consummation of the Proposed Transactions under the HSR Act has expired or been terminated; and

(e)	The shares of Spartan Class A Common Stock are listed on the New York Stock Exchange, or another national securities exchange mutually agreed to by the parties, as of the Closing Date.

Spartan and Merger Sub

The obligations of Spartan and Merger Sub to consummate the Proposed Transactions are subject to the satisfaction or waiver (where permissible) at or prior to the Effective Time of the following additional conditions:

(a)	The representations and warranties of the Company contained in the sections titled (a) “Organization and Qualification; Subsidiaries,” (b) “Capitalization,” (c) “Authority Relative to the Business Combination Agreement” and (d) “Brokers” in the Business Combination Agreement will each be true and correct in all material respects as of the date of the Business Combination Agreement and the Effective Time, except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier specified date. Certain of the representations and warranties of the Company contained in the section titled “Absence of Certain Changes or Events” in the Business Combination Agreement will be true and correct in all respects as of the date of the Business Combination Agreement and the Effective Time. Certain of the representations and warranties in the section titled “Capitalization” in the Business Combination Agreement will be true and correct in all respects except for de minimis inaccuracies as of the date of the Business Combination Agreement and as of the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty will be true and correct as of such specified date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, be reasonably expected to result in more than de minimis additional cost, expense or liability to the Company, Spartan, Merger Sub or any of their respective affiliates. The other representations and warranties of the Company contained in the Business Combination Agreement will be true and correct in all respects (without giving effect to any “materiality,” “Company Material Adverse Effect” or similar qualifiers contained in any such representations and warranties) as of the date of the Business Combination Agreement and as of the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except where the failures of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have a Company material adverse effect;

(b)	The Company has performed or complied in all material respects with all agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Effective Time;

(c)	The Company has delivered to Spartan a customary officer’s certificate, dated the date of the Closing, certifying as to the satisfaction of certain conditions;

(d)	No Company material adverse effect has occurred between the date of the Business Combination Agreement and the Effective Time;

(e)	Other than those persons identified as continuing directors in the Business Combination Agreement, all members of the board of directors of the Company and the board of directors of the Company’s subsidiaries have executed written resignations effective as of the Effective Time;

(f)	All parties to the Registration Rights Agreement (other than Spartan and the Spartan Stockholders party thereto) have delivered, or cause to be delivered, to Spartan copies of the Registration Rights Agreement duly executed by all such parties;

(g)	All parties to the Lock-Up Agreements proposed to be entered into in connection with Closing have delivered, or caused to be delivered, to Spartan copies of the Lock-Up Agreements duly executed by all such parties;

(h)	At least two days prior to the Closing, the Company delivered to Spartan in a form reasonably acceptance to Spartan, a properly executed certification that shares of Company Common Stock are not “U.S. real property interests” in accordance with Treasury Regulation Section 1.1445-2(c)(3), together with a notice to the IRS (which will be filed by Spartan with the IRS at or following the Closing) in accordance with the provisions of Section 1.897-2(h)(2) of the Treasury Regulations;

(i)	Spartan will have at least $5,000,001 of net tangible assets following the exercise of redemption rights by the holders of Spartan Class A Common Stock in accordance with Spartan’s organizational documents;

(j)	The sale and issuance by Spartan of Spartan Class A Common Stock pursuant to the Subscription Agreements will have been consummated prior to or in connection with the Effective Time; and

(k)	The Company will have delivered to Spartan its audited financial statements.

The Company

The obligations of the Company to consummate the Proposed Transactions are subject to the satisfaction or waiver (where permissible) at or prior to Effective Time of the following additional conditions:

(a)	The representations and warranties of Spartan and Merger Sub contained in the sections titled (i) “Corporate Organization,” (ii) “Capitalization,” (iii) “Authority Relative to the Business Combination Agreement” and (iv) “Brokers” in the Business Combination Agreement will each be true and correct in all material respects as of the date of the Business Combination Agreement and the Effective Time, except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier specified date. Certain of the representations and warranties of Spartan and Merger Sub contained in the section titled “Absence of Certain Changes or Events” in the Business Combination Agreement will be true and correct in all respects as of the date of the Business Combination Agreement and the Effective Time. Certain of the representations and warranties in the section titled “Capitalization” in the Business Combination Agreement will be true and correct in all respects except for de minimis inaccuracies as of the date of the Business Combination Agreement and as of the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty will be true and correct as of such specified date), except where the failure of such representations and warranties to be so true and correct would not, individually or in the aggregate, be reasonably expected to result in more than de minimis additional cost, expense or liability to the Company, Spartan, Merger Sub or any of their respective affiliates. The other representations and warranties of Spartan and Merger Sub contained in the Business Combination Agreement will be true and correct in all respects (without giving effect to any “materiality,” “Spartan Material Adverse Effect” or similar qualifiers contained in any such representations and warranties) as of the date of the Business Combination Agreement and as of the Effective Time as though made on and as of such date (except to the extent that any such representation or warranty expressly is made as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), except where the failures of any such representations and warranties to be so true and correct, individually or in the aggregate, would not reasonably be expected to have a Spartan material adverse effect;

(b)	Spartan and Merger Sub have performed or complied (i) in all respects with the covenant to take all actions necessary to seek the approval of the Spartan Stockholders to extend the deadline for Spartan to consummate its initial business combination, and (ii) in all material respects with all other agreements and covenants required by the Business Combination Agreement to be performed or complied with by it on or prior to the Effective Time;

(c)	Spartan has delivered to the Company a customary officer’s certificate (signed by the Chief Executive Officer of Spartan), dated the date of the Closing, certifying as to the satisfaction of certain conditions;

(d)	No Spartan material adverse effect has occurred between the date of the Business Combination Agreement and the Effective Time;

(f)	Spartan has delivered a copy of the Registration Rights Agreement duly executed by Spartan and the Spartan Stockholders party thereto; and

(g)	Spartan has made all necessary and appropriate arrangements with the trustee of its trust account to have all of the funds in the trust account disbursed to Spartan immediately prior to the Effective Time, and all such funds released from the trust account are available for immediate use to Spartan in respect of all or a portion of the payment obligations set forth in the Business Combination Agreement and the payment of Spartan’s fees and expenses incurred in connection with the Business Combination Agreement and the Proposed Transactions.

Termination

The Business Combination Agreement may be terminated and the Proposed Transactions may be abandoned at any time prior to the Effective Time, notwithstanding any requisite approval and adoption of the Business Combination Agreement and the Proposed Transactions by the stockholders of the Company or the Spartan Stockholders, as follows:

(a)	By mutual written consent of Spartan and the Company;

(b)	By Spartan or the Company, if (i) the Effective Time will not have occurred prior to the date that is 180 days after the date of the Business Combination Agreement (the “Outside Date”); provided, however, that the Business Combination Agreement may not be terminated by or on behalf of any party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained therein and such breach or violation is the principal cause of the failure of a condition to the Merger on or prior to the Outside Date, and, in the event that any law is enacted after the execution of the Business Combination Agreement extending the applicable waiting period under the HSR Act, the Outside Date will be automatically extended by the length of any such extension; (ii) any governmental authority in the United States has enacted, issued, promulgated, enforced or entered any injunction, order, decree or ruling (whether temporary, preliminary or permanent) which has become final and nonappealable and has the effect of making consummation of the Proposed Transactions illegal or otherwise preventing or prohibiting consummation of the Proposed Transactions, including the Merger; or (iii) any of the Spartan Proposals fail to receive the requisite vote for approval at the Spartan Stockholders’ Meeting;

(c)	By the Company if there is an occurrence of a breach of any representation, warranty, covenant or agreement on the part of Spartan and Merger Sub set forth in the Business Combination Agreement, or if any representation or warranty of Spartan and Merger Sub will have become untrue, in either case such that the conditions set forth in representations and warranties and the agreements and covenants of Merger Sub and Spartan specified in the conditions to the Merger section of the Business Combination Agreement would not be satisfied (“Terminating Spartan Breach”); provided that the Company has not waived such Terminating Spartan Breach and the Company is not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement; provided, however, that, if such Terminating Spartan Breach is curable by Spartan and Merger Sub, the Company may not terminate the Business Combination Agreement under this section for so long as Spartan and Merger Sub continue to exercise their reasonable efforts to cure such breach, unless such breach is not cured within thirty days after notice of such breach is provided by the Company to Spartan; or

(d)	By Spartan if (i) the Company has failed to deliver the Written Consent to Spartan one business day of execution of the Business Combination Agreement; or (ii) there is an occurrence of a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in the Business Combination Agreement, or if any representation or warranty of the Company has become untrue, in either case such that the conditions set forth in representations and warranties and the agreements and covenants of the Company specified in the conditions to the Merger section of the Business Combination Agreement would not be satisfied (“Terminating Company Breach”); provided that Spartan has not waived such Terminating Company Breach and Spartan and Merger Sub are not then in material breach of their representations, warranties, covenants or agreements in the Business Combination Agreement; provided further that, if such Terminating Company Breach is curable by the Company, Spartan may not terminate the Business Combination Agreement under this provision for so long as the Company continues to exercise its reasonable efforts to cure such breach, unless such breach is not cured within thirty (30) days after notice of such breach is provided by Spartan to the Company.

Effect of Termination

If the Business Combination Agreement is terminated, the agreement will forthwith become void, and there will be no liability under the Business Combination Agreement on the part of any party hereto, except as set forth in the Business Combination Agreement or in the case of termination subsequent to a willful material breach of the Business Combination Agreement by a party thereto.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement filed with this Current Report on Form 8-K. The Business Combination Agreement is included to provide security holders with information regarding its terms. It is not intended to provide any other factual information about Spartan, the Company or the other parties thereto. In particular, the assertions embodied in representations and warranties by Spartan, the Company and Merger Sub contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about Spartan, the Company or Merger Sub.

Sponsor Agreement

In connection with the execution of the Business Combination Agreement, on July 10, 2020, Spartan Energy Acquisition Sponsor LLC (“Sponsor”) entered into a Sponsor Agreement with Spartan pursuant to which Sponsor will, immediately prior to, and conditioned upon, the Effective Time, automatically and irrevocably surrender and forfeit to Spartan, for no consideration and as a contribution to the capital of Spartan, 441,176 shares of Class B Common Stock, par value of $0.0001 per share, of Spartan (the “Sponsor Shares”), whereupon the Sponsor Shares will be canceled.

The foregoing description of the Sponsor Agreement is qualified in its entirety by reference to the full text of the form of the Sponsor Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, on July 10, 2020, Spartan entered into separate subscription agreements (collectively, the “Subscription Agreements”) with a number of investors (collectively, the “Subscribers”), pursuant to which the Subscribers agreed to purchase, and Spartan agreed to sell to the Subscribers, an aggregate of 50,000,000 shares of Spartan Class A Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $500,000,000, in a private placement (the “PIPE”).

The closing of the sale of the PIPE Shares pursuant to the Subscription Agreements is contingent upon, among other customary closing conditions, the concurrent consummation of the Proposed Transactions. The purpose of the PIPE is to raise additional capital for use by the combined company following the Closing.

Pursuant to the Subscription Agreements, Spartan agreed that, within 30 calendar days after the consummation of the Proposed Transactions, Spartan will file with the SEC (at Spartan’s sole cost and expense) a registration statement registering the resale of the PIPE Shares (the “PIPE Resale Registration Statement”), and Spartan will use its commercially reasonable efforts to have the PIPE Resale Registration Statement declared effective as soon as practicable after the filing thereof.

The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the form of the Subscription Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of Spartan that may be issued in connection with the Merger and the Subscription Agreements will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01. Regulation FD Disclosure.

On July 13, 2020, Spartan and the Company issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A conference call by management of Spartan and the Company (the “Conference Call”) can be accessed via the following link: http://public.viavid.com/index.php?id=140790. A copy of the script for the Conference Call is attached hereto as Exhibit 99.2 and incorporated herein by reference. Such exhibits and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Attached as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference is an investor presentation relating to the Proposed Transactions. Such exhibit and the information set forth therein will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

In addition to the risks set forth under “Forward-Looking Statements” below, the Company and Spartan caution you that the Company’s business is subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, including the following: the Company has a limited operating history under its current business model and has not yet sold any production vehicles to customers; the Company’s electronic mobility as a service business model is unproven; the Company has incurred losses in the operation of its business and anticipates that it will continue to incur losses in the future; the Company may never achieve or sustain profitability; the Company’s vehicles are in development and it does not expect its first vehicle to be produced until the fourth quarter of 2022, if at all; if Volkswagen Aktiengesellschaft and its subsidiaries choose to not do business with the Company, then it would have significant difficulty in procuring and producing its vehicles and its business prospects would be significantly hindered; while the Company has memorandums of understanding in place with certain third parties relating to aspects of its business, it does not currently have arrangements in place that will allow it to fully execute its business plan, including, without limitation, final supply and manufacturing agreements and fleet service and management agreements; the market for the Company’s vehicles is nascent and not established; the dual class structure of the Company’s common stock following the Closing will have the effect of concentrating voting control with the Company’s co-founders and following the Proposed Transactions, the combined company’s Class B common stock will have 10 votes per share, and the combined company’s Class A common stock will have one vote per share, resulting in the holders of the combined company’s outstanding Class B common stock will hold a majority of the voting power of the combined company’s outstanding capital stock following the Closing; following the Closing, the combined company’s Class B common stock will be beneficially owned by Henrik Fisker and Dr. Geeta Gupta, who are the Company’s CEO and CFO, respectively and this will give the combined company’s CEO and CFO, who are husband and wife, the ability to control the election of directors and limit or preclude your ability to influence corporate matters.

Important Information and Where to Find It

In connection with the Proposed Transaction, Spartan will file a proxy statement with the SEC. Additionally, Spartan will file other relevant materials with the SEC in connection with the Proposed Transactions. Copies may be obtained free of charge at the SEC’s web site at www.sec.gov. Security holders of Spartan are urged to read the proxy statement and the other relevant materials when they become available before making any voting decision with respect to the Proposed Transactions because they will contain important information about the Proposed Transactions and the parties thereto. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K is not incorporated by reference into, and is not a part of, this Current Report Form 8-K.

Participants in the Solicitation

Spartan and its directors and officers may be deemed participants in the solicitation of proxies of Spartan’s shareholders in connection with the Proposed Transactions. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Spartan’s executive officers and directors in the solicitation by reading Spartan’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the proxy statement and other relevant materials filed with the SEC in connection with the Proposed Transactions when they become available. Information concerning the interests of Spartan’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the Proposed Transactions when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K, regarding Spartan’s proposed acquisition of the Company and Spartan’s ability to consummate the transaction, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Spartan and the Company disclaim any duty to update any forward looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K. Spartan and the Company caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either Spartan or the Company. In addition, Spartan cautions you that the forward-looking statements contained in this Current Report on Form 8-K are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the Proposed Transactions or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against Spartan or the Company following announcement of the Proposed Transactions; (iii) the inability to complete the Proposed Transactions due to the failure to obtain approval of the shareholders of Spartan, or other conditions to closing in the agreements related to the Proposed Transactions; (iv) the risk that the Proposed Transactions disrupt Spartan’s or the Company’s current plans and operations as a result of the announcement of the Proposed Transactions; (v) the Company’s ability to realize the anticipated benefits of the Proposed Transactions, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Proposed Transactions; (vi) costs related to the Proposed Transactions; (vii) changes in applicable laws or regulations; and (viii) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this Current Report on Form 8-K, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in Spartan’s periodic filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2019. Spartan’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
2.1*	Business Combination Agreement and Plan of Reorganization, dated as of July 10, 2020, by and among Spartan, Merger Sub and the Company.
10.1	Sponsor Agreement, dated July 10, 2020 by and between Spartan and Sponsor.
10.2	Form of Subscription Agreement.
99.1	Press Release, dated July 13, 2020.
99.2	Conference Call Script.
99.3	Investor Presentation.

*	All schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 13, 2020

SPARTAN ENERGY ACQUISITION CORP.

By:	/s/ Geoffrey Strong
Name: Geoffrey Strong
Title: Chief Executive Officer